UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2016

Advanced Environmental Petroleum Producers Inc.
(Exact name of registrant as specified in its charter)

Florida	333-192405	46-3046340
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8309 Mount Logan Court Las Vegas, Nevada	89131
(address of principal executive offices)	(zip code)

(702) 485-7800
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 . Other Items – Acquisition of 1923285 Alberta Ltd. Update

Pursuant to the agreement to acquire 100% of the issued and outstanding shares of 1923285 Alberta Ltd. for 65,600,000 shares of the common stock announced on October 24, 2015 (the "Agreement"), the Company confirms that the Company has received and accepted an extension request to complete the required due diligence until June 30, 2016.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number

 Description

99.1

New Release dated May 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Environmental Petroleum Producers Inc.

Dated: May 20, 2016	/s/ Andrew Mynheer
Andrew Mynheer
Chief Executive Officer

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